Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Cboe Vest Nasdaq-100® Buffer ETF - JUNE

(the “Fund”)

Supplement To The Fund’s Prospectus

Dated JUNE 21, 2022

As described in the Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for a given Target Outcome Period. On June 17, 2022, the Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of June 21, 2022. The new Target Outcome Period will end on June 16, 2023. The cap for the Fund for the Target Outcome Period beginning on June 21, 2022 is set forth below.

FT Cboe Vest Nasdaq-100® Buffer ETF - JUNE (QJUN)	25.19% (before fees, expenses and taxes) 24.30% (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)

Please Keep this Supplement with your Fund Prospectus for Future Reference